UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2023

Date of reporting period: June 30, 2023

Item 1.     Reports to Stockholders.

(a)       A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

SEMI-ANNUAL REPORT

06.30.23

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

Table of Contents
Shareholders’ Letters	1

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending June 30, 2023

						Since Fund’s Inception†
	6 months	1-year	3-year *	5-year *	10-year *	Cumulative**	Annualized

CIPSX	9.88%	17.98%	9.42%	5.30%	9.61%	455.95%	9.67%

Russell 2000	8.09%	12.31%	10.82%	4.21%	8.25%	282.57%	7.48%

CIPMX	10.05%	12.85%	8.53%	9.42%	11.94%	382.31%	11.05%

Russell Midcap	9.01%	14.92%	12.50%	8.45%	10.32%	297.50%	9.63%

†	Champlain Small Company Fund inception date: 11/30/04

Champlain Mid Cap Fund inception date: 06/30/08

*	Return has been annualized.

**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

OPENING

Examining the rolling three-year returns, we have seen a significant headwind from allocation as the most cyclical industries that our investment process excludes and meaningful perennial underweights have performed exceptionally well over this period. Encouragingly, over the past year, the Small Company Fund benefited from favorable stock selection in industrials, health care, and consumer staples. Conversely, the Mid Cap Fund has faced negative stock selection, primarily in consumer discretionary, health care, and financials.

The key characteristics of both Funds have been under pressure on a relative basis over the past 18 – 24 months, as the most cyclical industries have benefited from historic fiscal stimulus and economic activity. We do not expect the cyclicals to continue to enjoy the growth rates and levels of profitability experienced over the past three years and look for the key characteristics of both Funds to differentiate themselves favorably as economic growth ebbs and resilient gross margins (pricing power) and strong balance sheets enable high quality business models to shine on a relative basis.

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

CONSUMER

The Small Company Fund’s consumer holdings (including John Wiley, which is classified under communication services) delivered negative relative returns compared to both the Russell 2000 and S&P SmallCap 600 benchmarks during the period. Compared to the Russell, strong selection in consumer discretionary was not enough to offset weak selection in staples, the headwind from John Wiley’s underperformance, and our lack of exposure to the homebuilding industry.

The position in Leslie’s has struggled during the period, driven by slowing new pool builds and the impact from unfavorable weather in early spring. In July, management pre-announced an unprecedented fall-off in traffic after the start of this year’s pool season. While it is still early for management to diagnose the exact culprit leading to the traffic decline, early indications point to consumers using leftover chemicals from last year and showing greater price sensitivity. We expect pool maintenance to remain a reliable industry over the long-term and that Leslie’s will return to its historical pattern of consistent execution.

Shares of this Fund’s restaurant holdings, Shake Shack and Wingstop, delivered returns of 87% and 46%, respectively. This performance is meaningfully ahead of the hotels, restaurants & leisure industry’s 20% return and we trimmed both holdings for valuation reasons. Shake Shack’s significant urban footprint was hit harder during the pandemic compared to those restaurants with a more balanced geographic store base. However, as conditions have normalized, Shake Shack sales have been better than expectations and an agreement reached with an activist included adding a former Domino’s CFO to the Board. At Wingstop, deflation in their key commodity, bone-in chicken wings, has driven solid profits. This has been a key differentiator within the industry as most other restaurants have recently experienced input cost inflation.

In staples, Sovos Brands, the packaged food company that owns the Rao’s pasta sauce brand, was a key contributor. Rao’s continues to perform exceptionally well and has shown promising early progress on its ability to grow the brand beyond the sauce category. We exited the position in e.l.f. Beauty as shares traded significantly above our estimate of Fair Value.

Our affinity for relevant, highly franchised, and asset-light growth companies encouraged us to start a new position in current Mid Cap Fund holding Planet Fitness, the leading franchisor of low-priced gyms. The global appeal of the brand, an inclusive and value-oriented membership offering, and exceptional returns for franchisees should continue to drive sustainable long-term unit growth. The share price declined recently as investors

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

focused on short-term headwinds related to unit growth plans, namely delays in HVAC availability and higher build costs, which created an opportunity for this Fund. We also added to the position in European Wax Center despite shares returning nearly 50% in the period as the discount to our estimate of Fair Value remained wide. Not only are the stores currently highly productive and offer attractive returns to franchisees, but the company also has a substantial runway for unit expansion. Finally, we initiated a position in Ollie’s Bargain Outlet, a warehouse-style, closeout retailer that offers brand name and private label products at extreme value. Ollie’s has taken advantage of retailer inventory surpluses to keep a steady and compelling flow of deals in their stores. Although the brand’s value proposition has historically appealed to a more price-sensitive consumer, each store earns very attractive returns.

The consumer holdings in the Mid Cap Fund underperformed relative to the benchmarks during the period, driven by weak selection in consumer discretionary, specifically Advance Auto Parts, which reported disappointing earnings, revised full-year earnings guidance significantly lower, and cut the regular dividend materially. Over the last twelve months, the company has failed to keep up with the competition’s investment in inventory and price, which resulted in lower sales and rapid margin deleverage. The situation accelerated the retirement of the current CEO, who will be departing at the end of 2023, with a successor yet to be named. In hindsight, we acknowledge our mistake of maintaining too large of a position after the company was the Fund’s top performer in consumer in 2021 and not better appreciating the implications of a key competitor’s actions. We still appreciate the resiliency of the auto parts category as well as Advance’s meaningful market share. However, we need to see obvious progress in the near term for us to remain invested.

Elsewhere in discretionary, shares of Leslie’s and Planet Fitness were weak (see Small Company Fund comments above). We added to the position in Planet Fitness, as compelling membership value is resonating in the uncertain economic environment, driving double-digit member growth. We also added to the position in Bath & Body Works at an attractive discount to our estimate of Fair Value after the company set reasonable guidance for the year ahead and refreshed its Board of Directors in response to an activist.

We exited the position in Boston Beer as our original thesis of a stabilizing hard seltzer category fueling margin recapture looks increasingly suspect. Rather than wait longer for a potential turnaround at Boston Beer, we re-started a position in Brown-Forman, a holding we exited due to valuation in 2020. In addition to offering iconic brands in an attractive category, we are optimistic about Brown-Forman’s prospects for margin recovery following the pressures from inflation and tariffs. We also exited the position in Church & Dwight within proximity to our estimate of Fair Value.

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

INDUSTRIALS and MATERIALS

The Small Company Fund’s industrial holdings outperformed the same sector in the Russell 2000 and S&P Small Cap 600, while the materials holdings underperformed. Within industrials, the Fund’s overweight of machinery drove the outperformance, while a surging metals & mining subsector explains much of the underperformance in materials.

Shares of Evoqua Water Technologies rose 26% in the first half of the year after Xylem announced its intention to acquire the company in an all-stock transaction. We view this combination favorably. There is a strong strategic fit with Xylem’s more utility-oriented market position as Evoqua broadens access to core industrial markets. Meaningful cost synergies have been identified, but we believe the true merits of the deal lie in the growth potential for the combined platform. Evoqua became the largest position in the Fund early in the year, and we began trimming before officially “exiting” the position via the stock-based acquisition by Xylem, which became a new holding. The integration of Evoqua will create the world’s most comprehensive platform of water solutions, with Xylem’s water utility exposure and Evoqua’s highly recurring revenue enhancing the defensive characteristics of the combined business.

Year to date, shares of Generac have returned 48%, and this holding was a significant contributor to the Fund’s returns for the first half of 2023. Sentiment for the shares was likely at a low point to start 2023 as labor constraints held back installations. This bottleneck created an elevated field inventory of generators and lower orders from dealers. Over the last six months, while the company has executed well versus expectations, the catalyst of share price appreciation has likely been power outage activity, which is trending above the long-term historic average. This outage activity has not been related to large named storms, but rather heightened baseline outage activity due to imbalances in the supply and demand for electricity across the country. Share price gains accelerated in June as elevated temperatures in the South-Central U.S. led to rolling power blackouts, and heightened awareness of Generac’s potential. Changing weather patterns, grid instability, and the growing intermittency of generation mix have created real challenges for electric utilities and grid operators, while demand from increasingly electrified homes and EVs continues to exacerbate the imbalances which cause outages.

The Small Company Fund’s industrial outperformance was also attributable to share strength in several larger positions: CSW Industrials, John Bean Technologies, and MSA Safety, which rose 44%, 33%, and 21%, respectively. CSW’s organic growth and profitability have surged in tandem with demand trends in the HVAC end market, which constitutes nearly 70% of the company’s sales. Shares of JBT have climbed steadily higher

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

following the announced sale of its AeroTech business to Oshkosh. This leaves JBT as a pure-play FoodTech company, which we view favorably as this business offers more attractive secular growth trends, with significantly higher margins and nearly 50% recurring revenue. Finally, shares of MSA moved higher following first quarter earnings in early May, headlined by >20% sales growth, gross margin of >45% restored to pre-pandemic levels, and a resulting upward revision to full-year guidance.

Overall, the Mid Cap Fund’s industrial holdings underperformed the same sectors in the Russell Midcap and S&P MidCap 400 over the first half of the year, while the sole materials holding, AptarGroup, outperformed. Strong stock selection in the electrical equipment industry (Generac, Rockwell Automation, and AMETEK) was not enough to offset weak stock selection in machinery, and an onerous headwind from the industries that we have no exposure to, namely building products and trading companies & distributors. We exited the long-held position in AptarGroup as the discount to Fair Value waned. While we view AptarGroup’s prospects favorably, particularly in its high-margin Pharma business, the company has been challenged to deliver better overall profitability. We also initiated a new position in Xylem given our history with Evoqua Water Technologies (mentioned earlier) and the strong fundamentals for many of the water-oriented end markets including the aging water infrastructure in the U.S., the lack of infrastructure in emerging markets, and the growing need of many industries for more efficiently produced highly purified water.

Machinery underperformance was mainly attributable to Toro and IDEX, with shares of Toro off ~10% since the start of the year as sales of residential-related equipment have been pressured by unfavorable weather. Shares of IDEX have declined ~5% as the company faces inventory destocking headwinds in its largest segment, health & science technologies, particularly from OEMs in the analytical instruments, life science, biopharma, and semiconductor markets. On the flip side, Rockwell Automation was a sizable contributor to the Fund’s returns, with shares up nearly 29% over the last six months. Through the first two fiscal quarters of 2023, Rockwell has increased sales and profitability guidance twice, with the company now expecting 15% organic sales growth for the year. Sales and margin performance have been driven by continued improvement in component availability, which weighed on performance in 2022. Rockwell is the largest pure-play industrial automation company, and the near-shoring or re-shoring of supply chains on the part of Rockwell’s customers presents a large opportunity with many new factories being built on U.S. soil, where Rockwell has the greatest market share, long-term relationships, and deep domain expertise.

Mergers and acquisitions represent a critical piece of the capital allocation puzzle for the portfolio managers in both the Small Company and Mid Cap Funds, and we see a potentially

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

favorable backdrop as rising financing costs have thinned out the competition leaving those industrials with conservative balance sheets and/or strong cash flow in a more advantaged position.

FINANCIALS and REAL ESTATE

During this six-month period, the financials holdings in the Small Company Fund underperformed the Russell 2000 but outperformed the S&P 600 index. Underperformance versus the Russell was driven by negative stock selection in insurance, as well as our lack of exposure to consumer finance, capital markets, mortgage finance, and payments, while outperformance versus the S&P was due to the meaningful underweight of banks.

Though we held the Small Company Fund’s portfolio of banks in high regard going into the year, we identified several opportunities to rebalance capital toward other well-managed community banks with strong and likely more durable profitability, less reliance on inorganic growth, and with a focus on relationship-based banking to small businesses in attractive markets. Specifically, early in the period and prior to the failure of SVB Financial, which we held in our Mid Cap Fund at the time, we initiated small positions in ServisFirst Bank (Alabama), First Financial Bankshares (Texas), and BancFirst (Oklahoma) at attractive discounts. Following the bank failures in March, we expedited the full exit of three banks: Prosperity Bancshares (Texas), UMB Financial (Missouri), and Washington Trust (Rhode Island). Banking system conditions stabilized in the second quarter and many investors shifted their focus from capital and liquidity concerns to future earnings impacts. Higher funding costs will likely continue to pressure margins, while concerns around new regulations, commercial real estate, and how a potential recession could bring credit quality into question remain. Though we acknowledge the near-term fundamental and sentiment-related headwinds for the industry, we began adding modestly in the second quarter to the following high-conviction holdings at attractive discounts to our estimates of Fair Value: First Financial Bankshares, BancFirst, Stock Yards Bancorp, Community Bank System, and ServisFirst Bank. In addition, we continued to adjust the portfolio for current banking industry realities and made the decision to exit long-time holding CVB Financial. We became uncomfortable with the company’s increasing reliance on FHLB borrowings, exposure to large business deposits in California, sizeable securities portfolio, and concentration in commercial real estate.

During the period we established a new position in AMERISAFE, a specialty insurance company focused on underwriting workers compensation risks for small and medium-sized businesses operating in high-hazard industries. The business relies on a rigorous underwriting process involving specific, on-premises safety evaluations and a high-touch

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

claims process in which case managers leverage their unique knowledge of the local medical landscape to promptly settle claims. Truly a niche operator, AMERISAFE has built an admirable 30+ year track record of conservative underwriting, ample profitability, and shareholder value creation. Finally, Argo Group announced an agreement to be acquired by Brookfield Reinsurance for $1.1 billion in cash after a disappointing couple of years. While the deal price represented a thin premium to Argo’s recent share price, it was more than 50% above the October 2022 lows.

During this six-month period, the financials holdings in the Mid Cap Fund underperformed the Russell Midcap and the S&P 400 index. Underperformance versus both benchmarks was driven by our exposure to SVB Financial and poor stock selection in capital markets led by Northern Trust. Though the position in SVB was a meaningful detractor during the period, it was partially offset by strong stock selection in insurance and strength in shares of restaurant-focused payments and software company, Toast.

This was the most eventful period for the banking system since 2008 given the failure of four banks, including long-time holding SVB Financial. We underestimated the concentration and connectedness or herd-like nature of the venture capital-sponsored depositor base when considering the company’s risks. Our appreciation for SVB’s profitability, ample fee income, historical credit quality, access to off-balance sheet liquidity, and high regulatory capital ratios led us to believe the bank would navigate its way through the unrealized losses on its securities portfolio. When SVB announced a restructuring of its balance sheet but failed to properly address investor concerns around the simultaneous equity raise, it created a negative feedback loop between the sharply declining stock price and depositors.

Following the collapse of SVB, we completed the exit of Prosperity Bancshares given its large securities losses, history of inorganic growth, and sizeable borrowings. Though we appreciate the various near-term headwinds for the industry, we added back modestly to Cullen/Frost Bankers during this period with shares trading at an attractive discount to our estimate of Fair Value, and in the wake of meaningful insider buying.

Amid weakness in the broader financials sector, we initiated a position in Ryan Specialty, a wholesale insurance broker focused on serving the excess and surplus (E&S) markets. Champlain has long coveted the tollbooth-like business model of insurance brokerage, and we see Ryan Specialty as uniquely positioned to benefit from structural E&S premium growth without participating as directly in the potentially volatile underwriting results associated with it.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

TECHNOLOGY

The Small Company Fund’s technology holdings outperformed both benchmarks over the past six months. Recent outperformance was due to stock selection in the technology hardware, storage & peripherals, and electronic equipment, instruments & components industries, specifically National Instruments, Novanta, and Pure Storage. Pure Storage was the largest individual contributor in the sector and benefitted from the AI tailwinds as its storage architecture is uniquely well-positioned to support AI-related workloads at scale.

At the beginning of the regional bank crisis, we exited our position in Envestnet and reduced our position in bank software provider Q2 Holdings. National Instruments announced a strategic review process followed by an acquisition proposal from Emerson Electric and rumors of other bidders. As a result, we exited our position above our estimate of Fair Value and slightly above Emerson’s initial bid due to the uncertainty regarding the outcome as this situation was unfolding at the same time as the regional bank crisis. We also exited our positions in Blackbaud and BlackLine later in the period. Blackbaud is a leading platform for non-profit organizations and is enjoying the benefits of recent pricing increases. We capitalized on the recent strength in the shares to exit this long-held position near our estimate of Fair Value. We exited the position in BlackLine following unexpected leadership changes and concerns about changes to the company’s near-term strategic priorities.

We initiated positions in Nutanix and Smartsheet, a Mid Cap Fund holding and a former Mid Cap Fund holding, respectively. Nutanix is a leading provider of hyper-converged infrastructure (HCI) solutions that aim to simplify an enterprise’s on-premises and hybrid cloud infrastructure. Smartsheet is a spreadsheet-based project management tool that allows users to create and manage complex projects in a familiar spreadsheet setting. We also initiated a position in Box, Inc., an enterprise content management and file-sharing service provider that allows businesses and individuals to securely store, manage, and share files in the cloud. The company benefits from several secular growth trends, including hybrid work, digital transformation, workflow automation, and data security.

The Mid Cap Fund’s technology holdings outperformed both benchmarks over the past six months. Recent outperformance was driven by our perennial overweight and stock selection within the software industry, with Palo Alto Networks being the largest individual contributor.

Despite delivering results and guidance that exceeded expectations, shares of Okta traded off following first quarter earnings. While the commentary around macroeconomic pressures and the ongoing impact of organizational transitions weighed on the shares, our thesis

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

remains intact: Okta is the de facto standard platform in the identity and access management (IAM) market and a beneficiary of the move to zero trust cybersecurity, which is expected to be the fastest growing segment of the cybersecurity market.

Early in this period, we initiated a position in MongoDB, a leading nonrelational, developer-centric database management platform, enabling developers to build and modernize applications. With high developer mindshare, the company is positioned to benefit from the prevalence of new cloud-native workloads and re-platforming efforts. Shares of MongoDB traded sharply higher during the later part of this period once investors recognized the company’s technology is executing at scale, fueled by an architecture uniquely well-positioned to benefit from the growth in new workloads (such as AI) that exceed the capabilities found in legacy data management systems.

Finally, due to valuation, we exited the Mid Cap Fund’s positions in CoStar Group, Palantir Technologies, and Verisk Analytics.

As recently as 2020, technology companies enunciating strategic investment priorities relating to artificial intelligence warranted little investor attention. The amorphous definition of what exactly constituted “artificial intelligence” and how that might differ from some of the more well-established concepts (e.g., machine learning, statistical inference) within the world of data science complicated matters. That all changed with the emergence of Large Language Models (LLM) as the generative algorithmic foundation powering Open AI’s ChatGPT and Google’s Bard. Suddenly, every company is “all-in” on AI. Time will tell how these early claims meet up with reality and, more importantly, which companies will be able to harness these technologies in a commercially viable way.

HEALTH CARE

During this six-month period, the health care holdings in the Small Company Fund outperformed both the Russell 2000 and S&P SmallCap 600 benchmarks due to stock selection and the Fund’s overweight of the equipment and supplies industry.

We added two new positions during the period, Neogen and Abcam, while also exiting two positions, Cardiovascular Systems and Pulmonx. Neogen’s mission “is to be the leading company in the development and marketing of solutions for food and animal safety”. It offers the broadest lineup of diagnostic test kits and complementary products sold to customers throughout the food chain. The company acquired 3M’s Food Safety business last fall which more than doubled its Food Safety segment’s revenue. We appreciate the company’s recurring revenue profile (>95% of revenues attributed to consumable products), relatively high margins, and an opportunity to create meaningful shareholder value with a

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

successful integration of the 3M Food Safety business. We initiated a position in Abcam, which is also owned in the Mid Cap Fund. Abcam is a highly profitable, leading manufacturer of consumable antibodies for research and clinical applications. The company announced late in the period that they had been approached by strategic acquirers and would be open to discussions with potential suitors.

Long-time holding Cardiovascular Systems announced its acquisition by Abbott Labs on February 8th for $20 per share in cash. The offer represented an approximate 50% premium to its share price and the deal closed at the end of April. We exited the remaining position in Pulmonx during the period as the shares rebounded substantially from the lows and approached our new but reduced Fair Value estimate. We added to the positions in Axonics and Omnicell during the period as both presented meaningful discounts to our Fair Value estimates.

We also significantly trimmed Penumbra, the sector’s largest contributor during the period, as the shares outperformed due to strong first quarter results and increased 2023 revenue and profitability guidance. The company is executing well and continues to benefit from strong early adoption of its new mechanical thrombectomy products. Inspire Medical and CONMED were also relative contributors as both reported strong first quarter results and increased annual guidance.

Integra LifeSciences, Tandem Diabetes Care, and Globus Medical detracted from performance during the period. In May, Integra reduced its second quarter and full-year guidance due to a voluntary recall of all products manufactured at its Boston facility over the past five years due to deviations in endotoxin testing. Tandem shares were pressured from continued trialing of a recently launched competitive product while Globus was weak after the company announced the acquisition of NuVasive. Acquisitions in the spine industry have historically underperformed expectations so investors decided to “shoot first and ask questions later.” We respect the Globus management team’s strong financial discipline and conservatism and expect them to manage the NuVasive business much more efficiently than its historical performance. Nonetheless, we will remain focused on management’s progress toward the expected deal synergies and will have little patience for underachievement.

During this six-month period, the health care holdings in the Mid Cap Fund outperformed both benchmarks due to the Fund’s overweight of the equipment and supplies industry, though this was partially offset by our overweight in life sciences tools and services. Stock selection in the Fund’s equipment and supplies holdings was additive versus the Russell benchmark but was flat versus the S&P.

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We exited the positions in Catalent and Tandem Diabetes Care during the period. We acknowledge our mistake in holding Catalent too long after the long-time CEO retired, and worries began to mount that earnings visibility declined while its business had grown exceedingly complex (mostly a result of several large acquisitions). While Tandem’s insulin pump technology is impressive, we exited this position as there is strong competition for the capital from other health care holdings already owned by this Fund.

Align Technology, West Pharmaceutical Services, and Edwards Lifesciences were the largest contributors to the sector during the period as all three companies reported better than expected first quarter results that resulted in higher estimates for the year. Waters and Integra Lifesciences (see Small Company Fund comments above) were the largest detractors for the period. Shares of Waters declined after the company missed first quarter consensus estimates and lowered its 2023 outlook due to macro-related headwinds impacting demand for its scientific instruments. We continue to like the company’s product lineup and innovative pipeline.

We meaningfully added to Repligen during the first six months of the year at a significant discount to our Fair Value estimate. The company is experiencing reduced near-term demand as its bioprocessing end market draws down elevated inventory. We remain confident in the company’s strong position as a strategic supplier for large molecule manufacturing.

Recent commentary from larger health insurance companies such as UnitedHealthcare and Humana reinforce our conviction in medical device companies given the improving utilization backdrop as staffing and supply chain pressures continue to abate, pent up demand appears real, and patients resume elective procedures. Also, after outsized growth during the height of the COVID-19 pandemic, the life sciences industry, particularly bioprocessing, has seen growth decline as demand normalizes. This slowdown does not discourage us, and we remain enthusiastic about the secular growth potential for our life science holdings. Indeed, we suspect AI may accelerate R&D spending as potential targets for therapeutic molecules are more efficiently identified.

CLOSING THOUGHTS

With the stock market (as measured by the S&P 500) back nearly to the level it was at when the Fed started to raise interest rates, we are mindful of how the impact from monetary policy has historically lagged the Fed’s decisions. Perhaps the lag will be longer than average this time given all the fiscal stimulus in the system as well as the duration risk that still sits on the Fed’s balance sheet. Meanwhile, our grave concerns about the proxy war in Ukraine and the growing tensions with China persist.

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Though few investors probably expected the U.S. to default, the debt ceiling debate could not have helped to work up an appetite for long-term U.S. Treasuries and/or foreign governments desire to trade with Dollars. Our country’s hubristic use of the Dollar’s reserve status to fund its deficit spending may backfire someday. Indeed, we imagine a growing number of suppliers in the world are increasingly reluctant to sell raw materials, finished goods, and labor for Dollars that are effectively mouse-clicked into existence.

While all forms of AI will present opportunities and challenges for investors, we plan to do all we can to remain relevant. Accordingly, we must be perpetually unsatisfied with our results and always look for opportunities to improve the execution of our investment process. We must do a better job of managing mistakes and weak links, so they don’t offset as much of our wins. To do so will require less patience with thesis drift, increased competition, and capital allocation decisions by management that make us scratch our heads. Because we endorse the idea that a dynamic defense is more effective than a Maginot-like one, we seek to remain fully invested, as ownership in very good to great businesses with credible and sincere management that trade at reasonable valuations continues to present an attractive risk/reward profile for long-term investors.

Please know, on behalf of everyone at Champlain, we appreciate the transfer of trust you have made by investing a portion of your capital and/or your clients’ capital in one or both Funds.

Sincerely yours,

Scott T. Brayman, CFA

Corey N. Bronner, CFA

Joseph M. Caligiuri, CFA

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

Beta measures the broad market’s overall volatility or risk.

Russell 2000 Index The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index The Russell Midcap Index measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index representing approximately 31% of the total market capitalization of that index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JUNE 30, 2023
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Pure Storage, Cl A	3.62%
John Bean Technologies	3.04%
Inspire Medical Systems	3.01%
Penumbra	2.99%
MSA Safety	2.90%
New Relic	2.14%
Lancaster Colony	2.14%
CONMED	2.12%
ESCO Technologies	2.11%
RB Global	2.01%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JUNE 30, 2023
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

AMETEK	3.60%
Fortive	3.50%
Workday, Cl A	3.41%
Everest Re Group	3.07%
Pure Storage, Cl A	2.73%
Okta, Cl A	2.61%
Tradeweb Markets, Cl A	2.44%
Zscaler	2.35%
Edwards Lifesciences	2.35%
Toro	2.27%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JUNE 30, 2023
(Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.2%
	Shares	Value
COMMUNICATION SERVICES — 1.1%
John Wiley & Sons, Cl A	835,000	$28,415,050

CONSUMER DISCRETIONARY — 6.8%
European Wax Center, Cl A *	1,260,000	23,473,800
Leslie’s *	2,020,000	18,967,800
Ollie’s Bargain Outlet Holdings *	305,000	17,668,650
Planet Fitness, Cl A *	400,000	26,976,000
Sally Beauty Holdings *	1,880,000	23,218,000
Shake Shack, Cl A *	510,000	39,637,200
Wingstop	100,000	20,016,000

		169,957,450

CONSUMER STAPLES — 13.3%
Central Garden & Pet, Cl A *	720,000	26,251,200
Freshpet *	465,000	30,601,650
Hostess Brands, Cl A *	1,635,000	41,398,200
J&J Snack Foods	205,000	32,463,800
Lancaster Colony	270,000	54,294,300
MGP Ingredients	410,000	43,574,800
Simply Good Foods *	1,045,000	38,236,550
Sovos Brands *	1,310,000	25,623,600
Utz Brands, Cl A	2,460,000	40,245,600
Zevia PBC, Cl A *	535,000	2,305,850

		334,995,550

The accompanying notes are an integral part of the financial statements.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JUNE 30, 2023
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 10.9%
AMERISAFE	215,673	$11,499,684

BancFirst	226,205	20,810,860

BRP Group, Cl A *	1,380,000	34,196,400

Community Bank System	420,000	19,689,600

First Financial Bankshares	840,000	23,931,600

German American Bancorp	625,000	16,987,500

Independent Bank	290,000	12,907,900

James River Group Holdings	840,000	15,338,400

Palomar Holdings *	400,000	23,216,000

Selective Insurance Group	470,000	45,096,500

ServisFirst Bancshares	375,000	15,345,000

Stock Yards Bancorp	355,000	16,106,350

WSFS Financial	500,000	18,860,000

		273,985,794

HEALTH CARE — 19.9%

Abcam PLC ADR *	265,110	6,487,242

AtriCure *	755,000	37,266,800

Axonics *	720,000	36,338,400
CONMED	395,000	53,676,550

Globus Medical, Cl A *	715,000	42,571,100

Inspire Medical Systems *	235,000	76,290,400

Integra LifeSciences Holdings *	1,015,000	41,746,950

Neogen *	1,685,000	36,648,750

Omnicell *	420,465	30,975,657

Outset Medical *	800,000	17,496,000

Penumbra *	220,000	75,693,200

SI-BONE *	362,435	9,778,496

Tandem Diabetes Care *	675,000	16,564,500

Veracyte *	800,000	20,376,000

		501,910,045

INDUSTRIALS — 22.1%

Albany International, Cl A	280,000	26,118,400

Barnes Group	520,000	21,938,800

CSW Industrials	275,000	45,702,250

The accompanying notes are an integral part of the financial statements.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JUNE 30, 2023
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued

ESCO Technologies	515,000	$53,369,450

Generac Holdings *	295,000	43,993,350
Hayward Holdings *	1,480,000	19,018,000

John Bean Technologies	635,000	77,025,500

Montrose Environmental Group *	605,000	25,482,600

MSA Safety	423,325	73,641,617

RB Global	850,000	51,000,000

RBC Bearings *	215,000	46,756,050

Standex International	240,000	33,952,800

Transcat *	171,960	14,669,908

Xylem	223,200	25,136,784

		557,805,509

INFORMATION TECHNOLOGY — 18.3%

Asana, Cl A *	1,160,000	25,566,400

Box, Cl A *	1,500,000	44,070,000

Freshworks, Cl A *	2,370,000	41,664,600

New Relic *	830,000	54,315,200

Novanta *	220,000	40,502,000

Nutanix, Cl A *	1,200,000	33,660,000

Pure Storage, Cl A *	2,495,000	91,865,900
Q2 Holdings *	740,000	22,866,000

Smartsheet, Cl A *	895,000	34,242,700

Tenable Holdings *	565,000	24,605,750

Workiva, Cl A *	480,000	48,796,800

		462,155,350

MATERIALS — 3.8%

Innospec	345,000	34,651,800

Sensient Technologies	475,000	33,786,750

TriMas	974,270	26,782,682

		95,221,232

TOTAL COMMON STOCK (Cost $1,897,930,272)		2,424,445,980

The accompanying notes are an integral part of the financial statements.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JUNE 30, 2023
(Unaudited)

CASH EQUIVALENTS** — 4.4%
	Shares	Value
Fidelity Investments - Money Market Treasury Only, Cl I, 4.810%	1,438,279	$1,438,279

Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 5.140%	109,461,190	109,461,190

TOTAL CASH EQUIVALENTS (Cost $110,899,469)		110,899,469

TOTAL INVESTMENTS — 100.6% (Cost $2,008,829,741)		$2,535,345,449

Percentages are based on Net Assets of $2,519,740,373.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of June 30, 2023.

ADR — American Depositary Receipt
Cl — Class
PLC — Public Limited Company

As of June 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JUNE 30, 2023
(Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.7%
	Shares	Value
CONSUMER DISCRETIONARY — 6.8%
Advance Auto Parts	770,000	$54,131,000

Bath & Body Works	1,770,000	66,375,000

Leslie’s*	5,220,500	49,020,495

Planet Fitness, Cl A *	1,060,000	71,486,400

Tractor Supply	340,000	75,174,000
Ulta Beauty *	125,000	58,824,375

		375,011,270

CONSUMER STAPLES — 10.1%

Brown-Forman, Cl B	1,180,000	78,800,400

Clorox	570,000	90,652,800
Freshpet*	1,290,000	84,894,900

Hormel Foods	2,145,000	86,271,900

JM Smucker	475,000	70,143,250

Lamb Weston Holdings	490,000	56,325,500

McCormick	1,030,000	89,846,900

		556,935,650

FINANCIALS — 12.6%
Arthur J Gallagher	320,000	70,262,400

Cullen/Frost Bankers	555,000	59,679,150

Everest Re Group	495,000	169,220,700

FactSet Research Systems	215,000	86,139,750

Northern Trust	755,000	55,975,700
Ryan Specialty Holdings, Cl A *	809,610	36,343,393

The accompanying notes are an integral part of the financial statements.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JUNE 30, 2023
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued

Toast, Cl A *	3,490,000	$78,769,300
Tradeweb Markets, Cl A	1,965,000	134,563,200

		690,953,593

HEALTH CARE — 22.2%

Abcam PLC ADR *	1,609,915	39,394,620

Align Technology *	285,000	100,787,400

Bio-Rad Laboratories, Cl A *	128,000	48,527,360

Bio-Techne	1,065,000	86,935,950

Cooper	200,000	76,686,000

DENTSPLY SIRONA	1,915,000	76,638,300

Dexcom*	935,000	120,156,850

Edwards Lifesciences *	1,370,000	129,232,100

IDEXX Laboratories *	105,000	52,734,150

Integra LifeSciences Holdings *	716,656	29,476,062

Repligen*	304,000	43,003,840

STERIS PLC	535,000	120,364,300

Veeva Systems, Cl A *	620,000	122,592,600

Waters*	375,000	99,952,500

West Pharmaceutical Services	190,000	72,669,300

		1,219,151,332

INDUSTRIALS — 19.1%

AMETEK	1,225,000	198,303,000

Fortive	2,580,000	192,906,600

Generac Holdings *	615,000	91,714,950

Graco	880,000	75,988,000

IDEX	530,000	114,087,800

Nordson	485,000	120,367,300

Rockwell Automation	300,000	98,835,000

Toro	1,230,000	125,029,500

Xylem	315,000	35,475,300

		1,052,707,450

INFORMATION TECHNOLOGY — 22.9%

Akamai Technologies *	1,225,000	110,090,750

ANSYS*	145,500	48,054,285

The accompanying notes are an integral part of the financial statements.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JUNE 30, 2023
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued

Asana, Cl A *	1,805,000	$39,782,200

Autodesk*	532,000	108,852,520
MongoDB, Cl A *	230,000	94,527,700

Nutanix, Cl A *	2,880,000	80,784,000

Okta, Cl A *	2,075,000	143,901,250

Palo Alto Networks *	370,000	94,538,700

Pure Storage, Cl A *	4,080,000	150,225,600

Synopsys*	171,000	74,455,110

Workday, Cl A *	830,000	187,488,700

Zscaler*	885,000	129,475,500

		1,262,176,315

TOTAL COMMON STOCK (Cost $4,071,767,982)		5,156,935,610

CASH EQUIVALENTS** — 6.3%
Fidelity Investments - Money Market Treasury Only, Cl I, 4.810%	19,994,529	19,994,529
Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 5.140%	329,137,733	329,137,733

TOTAL CASH EQUIVALENTS (Cost $349,132,262)		349,132,262

TOTAL INVESTMENTS — 100.0% (Cost $4,420,900,244)		$5,506,067,872

Percentages are based on Net Assets of $5,503,631,584.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of June 30, 2023.

ADR — American Depositary Receipt
Cl — Class
PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JUNE 30, 2023
(Unaudited)

As of June 30 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund
Assets:
Investments, at value (Cost $2,008,829,741 and $4,420,900,244, respectively)	$2,535,345,449	$5,506,067,872
Cash	–	5,470
Receivable for Investment Securities Sold	4,454,283	–
Receivable for Capital Shares Sold	1,458,290	16,040,887
Receivable for Dividends	1,206,779	1,535,741
Reclaim Receivable	42,570	53,756
Prepaid Expenses	25,889	51,265

Total Assets	2,542,533,260	5,523,754,991

Liabilities:
Payable for Investment Securities Purchased	18,072,066	11,550,174
Payable for Capital Shares Redeemed	1,976,029	3,987,195
Payable due to Investment Adviser	1,644,153	3,097,926
Payable due to Transfer Agent	456,960	853,056
Due to Custodian	263,581	–
Payable due to Distributor — Advisor Shares	132,413	68,699
Payable due to Administrator	125,666	272,213
Payable due to Trustees	5,778	11,962
Chief Compliance Officer Fees Payable	1,435	5,308
Other Accrued Expenses	114,806	276,874

Total Liabilities	22,792,887	20,123,407

Net Assets	$2,519,740,373	$5,503,631,584

NET ASSETS CONSIST OF:

Paid-in Capital	$1,990,494,644	$4,425,209,277
Total Distributable Earnings	529,245,729	1,078,422,307

Net Assets	$2,519,740,373	$5,503,631,584

ADVISOR SHARES:
Net Assets	$366,715,223	$236,735,545
Shares Issued and Outstanding (unlimited authorization — no par value)	17,171,268	10,651,366
Net Asset Value, Offering and Redemption Price Per Share	$21.36	$22.23

INSTITUTIONAL SHARES:
Net Assets	$2,153,025,150	$5,266,896,039
Shares Issued and Outstanding (unlimited authorization — no par value)	98,705,162	228,462,221

Net Asset Value, Offering and Redemption Price Per Share	$21.81	$23.05

Amounts designated as “—” are $0.
N/A - Not Applicable

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SIX MONTHS ENDED
JUNE 30, 2023
(Unaudited)

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund
Investment Income
Dividends	$8,557,912	$20,051,882
Less: Foreign Taxes Withheld	(192,578)	—

Total Investment Income	8,365,334	20,051,882

Expenses
Investment Advisory Fees	10,318,547	18,365,760
Administration Fees	789,028	1,613,560
Distribution Fees — Advisor Shares	449,194	287,114
Trustees’ Fees	9,102	17,289
Chief Compliance Officer Fees	2,233	4,186
Transfer Agent Fees	1,580,693	1,821,643
Printing Fees	88,140	160,865
Custodian Fees	57,452	109,934
Registration Fees	35,007	56,982
Professional Fees	27,708	46,268
Insurance and Other Expenses	21,680	35,809

Total Expenses	13,378,784	22,519,410

Net Expenses	13,378,784	22,519,410

Net Investment Loss	(5,013,450)	(2,467,528)

Net Realized Gain (Loss) on Investments	72,546,696	(8,480,165)
Net Change in Unrealized Appreciation (Depreciation) on Investments	166,842,647	546,424,169

Net Realized and Unrealized Gain (Loss)	239,389,343	537,944,004

Net Increase in Net Assets Resulting from Operations	$234,375,893	$535,476,476

Amount designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations:
Net Investment Loss	$(5,013,450)	$(9,062,902)
Net Realized Gain (Loss)	72,546,696	(54,285,860)
Net Change in Unrealized Appreciation (Depreciation)	166,842,647	(722,101,060)

Net Increase (Decrease) in Net Assets Resulting from Operations	234,375,893	(785,449,822)

Distributions:
Advisor Shares	—	(1,269,703)
Institutional Shares	—	(7,564,848)

Total Distributions	—	(8,834,551)

Return of Capital:
Advisor Shares	—	(497)
Institutional Shares	—	(2,960)

Total Return of Capital	—	(3,457)

Capital Share Transactions:(1)
Advisor Shares:
Issued	9,305,043	37,675,722
Reinvestment of Distributions	—	1,252,274
Redeemed	(30,921,320)	(62,976,848)

Decrease from Advisor Shares Capital Share Transactions	(21,616,277)	(24,048,852)

Institutional Shares:
Issued	130,448,173	431,315,510
Reinvestment of Distributions	—	7,456,517
Redeemed	(355,885,948)	(1,012,441,996)

Decrease from Institutional Shares Capital Share Transactions	(225,437,775)	(573,669,969)

Net (Decrease) in Net Assets from Capital Share Transactions	(247,054,052)	(597,718,821)

Total (Decrease) in Net Assets	(12,678,159)	(1,392,006,651)

Net Assets:
Beginning of Period/Year	2,532,418,532	3,924,425,183

End of Period/Year	$2,519,740,373	$2,532,418,532

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “-” are $0.

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations:
Net Investment Loss	$(2,467,528)	$(4,006,148)
Net Realized Gain (Loss)	(8,480,165)	29,810,654
Net Change in Unrealized Appreciation (Depreciation)	546,424,169	(2,007,176,785)

Net Increase (Decrease) in Net Assets Resulting from Operations	535,476,476	(1,981,372,279)

Distributions:
Advisor Shares	—	(3,312,950)
Institutional Shares	—	(70,026,441)

Total Distributions	—	(73,339,391)

Capital Share Transactions:(1)
Advisor Shares:
Issued	18,092,105	46,901,809
Reinvestment of Distributions	—	3,240,501
Redeemed	(29,635,452)	(83,559,882)

Decrease from Advisor Shares Capital Share Transactions	(11,543,347)	(33,417,572)

Institutional Shares:
Issued	528,206,998	1,480,322,911
Reinvestment of Distributions	—	54,985,986
Redeemed	(862,668,295)	(1,569,601,966)

Decrease from Institutional Shares Capital Share Transactions	(334,461,297)	(34,293,069)

Net (Decrease) in Net Assets from Capital Share Transactions	(346,004,644)	(67,710,641)

Total Increase (Decrease) in Net Assets	189,471,832	(2,122,422,311)

Net Assets:
Beginning of Period/Year	5,314,159,752	7,436,582,063

End of Period/Year	$5,503,631,584	$5,314,159,752

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “-” are $0.

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period/Year	$ 19.44	$ 24.64	$ 22.93	$ 19.10	$ 20.36	$ 22.83	$ 20.89

Income (Loss) from Operations:
Net Investment Loss(2)	(0.06)	(0.11)	(0.18)	(0.03)	(0.07)	(0.06)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.98	(5.02)	2.99	5.26	0.37	(0.16)	4.01

Total from Operations	1.92	(5.13)	2.81	5.23	0.30	(0.22)	3.89

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—	—
Net Realized Gains	—	(0.07)	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)
Return of Capital	—	—^	—	—	—	—	—

Total Dividends and Distributions	—	(0.07)	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)

Net Asset Value, End of Period/Year	$ 21.36	$ 19.44	$ 24.64	$ 22.93	$ 19.10	$ 20.36	$ 22.83

Total Return †	9.88%**	(20.82)%	12.42%	27.58%**	1.31%	1.31%	19.94%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$366,715	$354,487	$480,911	$460,617	$377,853	$542,733	$647,592
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.26%*	1.27%	1.26%	1.27%*	1.26%	1.24%(3)	1.30%(3)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.26%*	1.27%	1.26%	1.27%*	1.26%	1.23%	1.29%
Ratio of Net Investment Loss to Average Net Assets	(0.61)%*	(0.53)%	(0.71)%	(0.37)%*	(0.39)%	(0.28)%	(0.58)%
Portfolio Turnover Rate	20%**	24%	22%	16%**	30%	30%	35%

*	Annualized
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
^	Amount less than $(0.005).
†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Institutional Shares

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period/Year	$ 19.83	$ 25.07	$ 23.25	$ 19.33	$ 20.54	$ 22.96	$ 20.95

Income (Loss) from Operations:
Net Investment Loss(2)	(0.04)	(0.06)	(0.11)	(0.01)	(0.03)	(0.01)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.02	(5.11)	3.03	5.33	0.38	(0.16)	4.03

Total from Operations	1.98	(5.17)	2.92	5.32	0.35	(0.17)	3.96

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—	—
Net Realized Gains	—	(0.07)	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)
Return of Capital	—	—^	—	—	—	—	—

Total Dividends and Distributions	—	(0.07)	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)

Net Asset Value, End of Period/Year	$ 21.81	$ 19.83	$ 25.07	$ 23.25	$ 19.33	$ 20.54	$ 22.96

Total Return †	9.98%**	(20.62)%	12.72%	27.71%**	1.55%	1.54%	20.23%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$2,153,025	$2,177,932	$3,443,514	$2,687,745	$1,755,279	$1,416,705	$1,167,188
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.01%*	1.02%	1.01%	1.02%*	1.02%	0.99%(3)	1.05%(3)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.01%*	1.02%	1.01%	1.02%*	1.02%	0.98%	1.04%
Ratio of Net Investment Loss to Average Net Assets	(0.36)%*	(0.28)%	(0.45)%	(0.11)%*	(0.16)%	(0.05)%	(0.32)%
Portfolio Turnover Rate	20%**	24%	22%	16%**	30%	30%	35%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
^	Amount less than $(0.005).
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period/Year	$20.20	$27.88	$24.76	$21.58	$20.17	$18.88	$16.65

Income (Loss) from Operations:
Net Investment Loss(2)	(0.03)	(0.07)	(0.12)	(0.03)	(0.03)	(0.03)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.06	(7.32)	6.09	4.35	2.26	2.43	3.13

Total from Operations	2.03	(7.39)	5.97	4.32	2.23	2.40	3.08

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—	—
Net Realized Gains	—	(0.29)	(2.85)	(1.14)	(0.82)	(1.11)	(0.85)

Total Dividends and Distributions	—	(0.29)	(2.85)	(1.14)	(0.82)	(1.11)	(0.85)

Net Asset Value, End of Period/ Year	$22.23	$20.20	$27.88	$24.76	$21.58	$20.17	$18.88

Total Return †	10.05%**	(26.51)%	24.60%	20.16%**	11.36%	14.15%	18.98%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$236,736	$226,276	$353,725	$307,621	$266,939	$867,332	$667,021
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.10%*	1.10%	1.09%	1.09%*	1.11%	1.12%	1.15%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.10%*	1.10%	1.09%	1.09%*	1.11%	1.12%	1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.33)%*	(0.31)%	(0.44)%	(0.35)%*	(0.14)%	(0.16)%	(0.26)%
Portfolio Turnover Rate	12%**	25%	32%	16%**	36%	19%	33%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Institutional Shares

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period/Year	$ 20.93	$ 28.79	$ 25.43	$ 22.12	$ 20.60	$ 19.21	$ 16.92

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.01)	(0.01)	(0.05)	(0.01)	—^	0.02	—
Net Realized and Unrealized Gain (Loss) on Investments	2.13	(7.56)	6.26	4.46	2.35	2.48	3.17

Total from Operations	2.12	(7.57)	6.21	4.45	2.35	2.50	3.17

Dividends and Distributions from:
Net Investment Income	—	—	—	—	(0.01)	—	(0.03)
Net Realized Gains	—	(0.29)	(2.85)	(1.14)	(0.82)	(1.11)	(0.85)

Total Dividends and Distributions	—	(0.29)	(2.85)	(1.14)	(0.83)	(1.11)	(0.88)

Net Asset Value, End of Period/Year	$ 23.05	$ 20.93	$ 28.79	$ 25.43	$ 22.12	$ 20.60	$ 19.21

Total Return †	10.13%**	(26.30)%	24.90%	20.25%**	11.70%	14.43%	19.20%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$5,266,896	$5,087,884	$7,082,857	$5,396,729	$4,270,561	$2,749,406	$1,812,490
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.85%*	0.85%	0.84%	0.84%*	0.86%	0.87%	0.90%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.85%*	0.85%	0.84%	0.84%*	0.86%	0.87%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.08)%*	(0.06)%	(0.19)%	(0.10)%*	(0.01)%	0.10%	(0.02)%
Portfolio Turnover Rate	12%**	25%	32%	16%**	36%	19%	33%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
^	Amount less than $0.005
†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eight funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”) and Champlain Mid Cap Fund (the “Mid Cap Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion and the Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Small Company Fund and Mid Cap Fund offer Institutional Shares, which commenced operations on August 31, 2016 and January 3, 2011, respectively.

Effective August 19, 2020, the Small Company Fund and the Mid Cap Fund changed their fiscal year end to December 31.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies that applies the accounting and reporting guidance issues in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated Champlain Investment Partners, LLC (the “Adviser”) as the Board’s valuation designee to perform fair-value determinations for the Fund through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Fund. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Fund’s Board and were implemented through the Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period June 30, 2023, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended June 30, 2023, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended June 30, 2023, the Small Company Fund and Mid Cap Fund were charged $789,028 and $1,613,560 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

SS&C GIDS, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

The Adviser serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, and 0.95% of the Funds’ respective average daily net assets through April 30, 2024. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

portion of its prior expense limitation reimbursements made during the preceding three year period. As of June 30, 2023, there are no previously waived fees that are eligible to be recaptured from the Funds.

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Advisor Shares
Issued	453,269	1,827,002
Reinvestment of Distributions	—	64,417
Redeemed	(1,518,722)	(3,174,417)

Net Advisor Shares Capital Share Transactions	(1,065,453)	(1,282,998)

Institutional Shares
Issued	6,289,375	20,782,645
Reinvestment of Distributions	—	376,022
Redeemed	(17,422,852)	(48,691,401)

Net Institutional Shares Capital Share Transactions	(11,133,477)	(27,532,734)

Net Decrease in Shares Outstanding	(12,198,930)	(28,815,732)

Champlain Mid Cap Fund	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Advisor Shares
Issued	847,333	2,216,093
Reinvestment of Distributions	—	159,473
Redeemed	(1,396,733)	(3,863,988)

Net Advisor Shares Capital Share Transactions	(549,400)	(1,488,422)

Institutional Shares
Issued	24,104,019	65,065,160
Reinvestment of Distributions	—	2,613,402
Redeemed	(38,754,739)	(70,564,836)

Net Institutional Shares Capital Share Transactions	(14,650,720)	(2,886,274)

Net Decrease in Shares Outstanding	(15,200,120)	(4,374,696)

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

7. INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2023, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$493,967,571	$759,674,236
Mid Cap Fund	619,824,312	1,215,384,558

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2022	$6,153,193	$2,681,358	$3,457	$8,838,008
2021	89,618,158	75,527,347	—	165,145,505
Mid Cap Fund
2022	13,219,653	60,119,738	—	73,339,391
2021	291,375,458	391,715,248	—	683,090,706

For tax purposes, short term gains are considered ordinary income.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

As of December 31, 2022, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund
Undistributed Long-Term Capital Gain	$—	$16,108,346
Capital loss carryforward	(34,753,100)	—
Post-October losses	(4,299,379)	—
Unrealized Appreciation	333,922,308	526,837,487
Other Temporary Differences	7	(2)

Total Distributable Earnings	$294,869,836	$542,945,831

Post October losses represent losses realized on investment transactions from November 1, 2022 through December 31, 2022 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward indefinitely and applied against all future gains. Losses carried forward are as follows:

	Short Term Loss	Long Term Loss	Total
Small Company Fund	$34,753,100	$—	$34,753,100

For Federal income tax purposes, the cost of securities owned at December 31, 2022 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at June 30, 2023 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Small Company Fund	$2,008,829,741	$673,324,305	$ (146,808,597)	$526,515,708
Mid Cap Fund	4,420,900,244	1,453,081,243	(367,913,615)	1,085,167,628

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their investment goals. You could lose money on your investment in a Fund, just as you could with other investments. As described in each Fund’s

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

Prospectus, the Funds are subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objective:

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

10. CONCENTRATION OF SHAREHOLDERS:

At June 30, 2023, 89% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 78% of the total shares outstanding of the Small Company Fund Institutional Shares were held by five shareholders; 59% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 33% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders.

11. INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. LINE OF CREDIT:

The Small Company Fund and Mid Cap Fund have entered into an umbrella loan agreement with the Custodian which enables the Funds to participate in a single $250 million uncommitted, senior secured line of credit, with an expiration date of March 12, 2024.

The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. As of the six months ended June 30, 2023, there were no borrowings outstanding.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

13. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of June 30, 2023.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2023 to June 30, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Annualized Expense Ratios	Expenses Paid During Period *
Small Company Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,098.80	1.26%	$6.56
Institutional Shares	1,000.00	1,099.80	1.01	5.26
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.55	1.26%	$6.31
Institutional Shares	1,000.00	1,019.79	1.01	5.06
Mid Cap Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,100.50	1.10%	$5.73
Institutional Shares	1,000.00	1,101.30	0.85	4.43
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,019.34	1.10%	$5.51
Institutional Shares	1,000.00	1,020.58	0.85	4.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period shown).

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2023

Review of Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 23, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. Among other things, the Program Administrator’s report noted that:

•

the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report.

•	during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders.
•	during the period covered by the report, the Board approved a change to the membership of the committee serving as Program Administrator.
•	no material changes had been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

48	CHAMPLAIN INVESTMENT	PARTNERS

NOTES

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-1900

(b)         Not applicable.

Item 2.     Code of Ethics.

Not applicable for semi-annual report.

Item 3.     Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.     Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.     Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.     Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.     Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b)

or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.   Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: September 7, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: September 7, 2023